Exhibit 99.1

Plug Power Announces Key Developments and Strategic Milestones in Second Quarter 2024

SLINGERLANDS, N.Y., August 8, 2024 — Plug Power Inc. (NASDAQ: PLUG), a global leader in comprehensive hydrogen solutions for the green hydrogen economy, today announced significant progress and strategic initiatives in the second quarter of 2024. These developments underscore the Company's commitment to advancing the hydrogen economy and solidifying its leadership position in the industry.

Financial Highlights

•	Q2 Financial Performance: Plug Power reported revenue of $143.4 million in Q2 2024, reflecting ongoing growth in its electrolyzer deployments and improved pricing on fuel and other product lines.

•	Net Loss: The Company recorded a net loss of $262.3 million in Q2 2024, influenced by strategic investments, market dynamics and ~$86 million of non-cash charges such as depreciation and amortization, stock-based compensation, provision for common stock warrants, inventory adjustments, and impairment charges. Plug Power also recorded an Earnings-Per-Share loss of $0.36 for Q2 2024.

•	Improvement in Hydrogen Margins: The Georgia plant's increased production capacity and strategic price increases across the hydrogen product portfolio have significantly improved hydrogen margins. This enhancement demonstrates Plug Power's ability to leverage its production capabilities and optimize pricing to boost financial performance.

•	Clean Hydrogen Production Tax Credit (PTC) Utilization: Plug Power became one of the first companies to leverage the PTC for its liquid hydrogen plant in Georgia, optimizing financial performance and enhancing shareholder value.

Key Appointments

•	Dean Fullerton Appointed as Chief Operating Officer (COO): Plug Power was pleased to announce the hiring of Dean Fullerton as COO. A veteran of the supply chain and logistics engineering industry, Mr. Fullerton brings 14 years of experience from Amazon where he was responsible for global engineering services and oversaw operations engineering, planning, analytics, reliability, and maintenance. His notable achievements include building the world’s most complex automated e-commerce network and leading Amazon's hydrogen economy team. Mr. Fullerton will play a critical role in enhancing Plug Power’s operational efficiency and profitability by driving strategic growth and operational excellence.

Operational and Strategic Highlights

•	Current and Future Electrolyzer Deployments: The Company deployed over $70 million of electrolyzer systems in Q2 2024, representing a major inflection point in the scaling of this new offering. This mainly reflects one and five MW systems which have been delivered and are commissioning at customer sites, with titles transferred and majority of cash received on these orders. Given final commissioning and testing requirements, the majority was not recognized as revenue in Q2 2024, but we expect the revenue to be recognized in the second half of 2024. Looking ahead, Plug Power plans to deploy an additional 100 MW of electrolyzers by the end of the year, further solidifying its position as a leader in the hydrogen industry and supporting global efforts to transition to renewable energy sources.

•	Revenue Outlook: Plug Power anticipates its 2024 revenue to range between $825 million and $925 million. This forecast largely reflects the Company's expectation for revenue from our pipeline of orders in the electrolyzer, cryogenic, and material handling businesses in the second half of 2024.

•	Hydrogen Plant Joint Venture with Olin: Strong progress is being made on the new hydrogen plant, developed through a joint venture with Olin Corporation in Louisiana and is expected to commence commissioning in September 2024 and generate liquid hydrogen in Q4 2024. This collaboration aims to increase hydrogen production capacity and accelerate the adoption of clean energy solutions.

•	Basic Engineer and Design Package (BEDP) Contracts: Plug Power has secured 7.5 gigawatts (GW) in global BEDP contracts, including a 3 GW contract with a significant customer in Australia for a green ammonia project that is moving forward with an Engineering, Procurement and Construction contractor. This partnership highlights Plug Power's ability to provide cutting-edge technology for sustainable energy projects today.

•	Department of Energy (DOE) Loan Process: Plug Power is progressing with the DOE loan, which aims to support the expansion of its green hydrogen initiatives and infrastructure for up to six sites.

•	Remediation of Material Weaknesses: The Company has successfully remediated previously identified material weaknesses in its internal controls, strengthening its financial reporting processes and ensuring greater accuracy and reliability in its financial statements.

CEO Statement

Plug Power CEO Andy Marsh stated: "The second quarter of 2024 has been pivotal for Plug Power as we continue to make strides in our strategic initiatives and operational capabilities. The addition of Dean Fullerton as COO strengthens our leadership team, and our recent achievements in electrolyzer deployments and partnerships demonstrate our unwavering commitment to advancing the hydrogen economy. We are excited about the opportunities ahead and remain focused on delivering sustainable energy solutions that drive value for our customers and stakeholders."

Conference Call

Plug Power has a scheduled conference call today, August 8, at 8:30 AM ET to review the Company’s results for the second quarter of 2024. Interested parties are invited to listen to the conference call by calling 877-407-9221 / +1 201-689-8597.

The webcast can be accessed at:

https://event.webcasts.com/starthere.jsp?ei=1677284&tp_key=3bdba53db7

A playback of the call will be available online for a period following the event.

About Plug Power

Plug is building an end-to-end green hydrogen ecosystem, from production, storage, and delivery to energy generation, to help its customers meet their business goals and decarbonize the economy. In creating the first commercially viable market for hydrogen fuel cell technology, the Company has deployed more than 69,000 fuel cell systems and over 250 fueling stations, more than anyone else in the world, and is the largest buyer of liquid hydrogen.

With plans to operate a green hydrogen highway across North America and Europe, Plug built a state-of-the-art Gigafactory to produce electrolyzers and fuel cells and is developing multiple green hydrogen production plants for commercial operation. Plug delivers its green hydrogen solutions directly to its customers and through joint venture partners into multiple environments, including material handling, e-mobility, power generation, and industrial applications.

For more information, visit www.plugpower.com.

Plug Power Safe Harbor Statement

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve significant risks and uncertainties about Plug Power Inc. (“Plug”), including but not limited to statements about Plug’s ability to provide cutting-edge technology for sustainable energy projects and solidify its position as a leader in the hydrogen industry; Plug’s ability to leverage its hydrogen production capabilities and optimize pricing to boost financial performance; Plug’s ability to leverage the PTC to optimize financial performance and enhance shareholder value; Plug’s projections regarding its financial outlook, including timing of revenue recognition of electrolyzer systems and its expectation regarding 2024 revenue; Plug’s plan to deploy an additional 100 MW of electrolyzers by the end of the year; Plug’s expectation that its hydrogen plant in Louisiana will commence commissioning in September 2024; Plug’s expectation that Mr. Fullerton will enhance its operational efficiency and profitability by driving strategic growth and operational excellence; and Plug’s expectation with respect to its conditional commitment loan guarantee from the United States Department of Energy (DOE).

You are cautioned that such statements should not be read as a guarantee of future performance or results as such statements are subject to risks and uncertainties. Actual performance or results may differ materially from those expressed in these statements as a result of various factors, including, but not limited to, the following: the risk that our ability to achieve our business objectives and to continue to meet our obligations is dependent upon our ability to maintain a certain level of liquidity, which will depend in part on our ability to manage our cash flows; the risk that we may not satisfy all of the conditions on terms acceptable to the DOE to receive the loan guarantee; the risk that we may continue to incur losses and might never achieve or maintain profitability; the risk that we may not realize the anticipated benefits and actual savings in connection with the restructuring; the risk that we may not be able to raise additional capital to fund our operations and such capital may not be available to us on favorable terms or at all; the risk that we may not be able to expand our business or manage our future growth effectively; the risk that we may not be able to maintain an effective system of internal control over financial reporting; the risk that global economic uncertainty, including inflationary pressures, fluctuating interest rates, currency fluctuations, and supply chain disruptions, may adversely affect our operating results; the risk that we may not be able to obtain from our hydrogen suppliers a sufficient supply of hydrogen at competitive prices or the risk that we may not be able to produce hydrogen internally at competitive prices; the risk that delays in or not completing our product and project development goals may adversely affect our revenue and profitability; the risk that our estimated future revenue may not be indicative of actual future revenue or profitability; the risk of elimination, reduction of, or changes in qualifying criteria for government subsidies and economic incentives for alternative energy products, including the Inflation Reduction Act and our qualification to utilize the PTC; and the risk that we may not be able to manufacture and market products on a profitable and large-scale commercial basis. For a further description of the risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to the business of Plug in general, see Plug’s public filings with the Securities and Exchange Commission, including the “Risk Factors” section of Plug’s Annual Report on Form 10-K for the year ended December 31, 2023, the Quarterly Report on Form 10-Q for the quarter ended March 31, 2024, as well as any subsequent filings. Readers are cautioned not to place undue reliance on these forward-looking statements. The forward-looking statements are made as of the date hereof and are based on current expectations, estimates, forecasts and projections as well as the beliefs and assumptions of management. We disclaim any obligation to update forward-looking statements except as may be required by law.

Media Contact:
Fatimah Nouilati
Plug Power Inc.
Email: PlugPR@plugpower.com

 Plug Power Inc. and Subsidiaries

 Condensed Consolidated Balance Sheets

 (In thousands, except share and per share amounts)

 (Unaudited)

	June 30,	December 31,
	2024	2023
Assets
Current assets:
Cash and cash equivalents	$62,359	$135,033
Restricted cash	222,847	216,552
Accounts receivable, net of allowance of $7,485 at June 30, 2024 and $8,798 at December 31, 2023	189,863	243,811
Inventory, net	939,534	961,253
Contract assets	132,900	126,248
Prepaid expenses and other current assets	124,919	104,068
Total current assets	1,672,422	1,786,965

Restricted cash	$733,700	$817,559
Property, plant, and equipment, net	1,509,693	1,436,177
Right of use assets related to finance leases, net	54,735	57,281
Right of use assets related to operating leases, net	376,106	399,969
Equipment related to power purchase agreements and fuel delivered to customers, net	117,335	111,261
Contract assets	29,531	29,741
Intangible assets, net	178,338	188,886
Investments in non-consolidated entities and non-marketable equity securities	96,814	63,783
Other assets	11,179	11,116
Total assets	$4,779,853	$4,902,738

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$253,715	$257,828
Accrued expenses	112,612	200,544
Deferred revenue and other contract liabilities	174,828	204,139
Operating lease liabilities	66,405	63,691
Finance lease liabilities	10,159	9,441
Finance obligations	85,642	84,031
Current portion of long-term debt	3,030	2,716
Contingent consideration, loss accrual for service contracts, and other current liabilities	103,223	142,410
Total current liabilities	809,614	964,800

Deferred revenue and other contract liabilities	$71,018	$84,163
Operating lease liabilities	264,251	292,002
Finance lease liabilities	30,573	36,133
Finance obligations	245,011	284,363
Convertible senior notes, net	208,576	195,264
Long-term debt	2,400	1,209
Contingent consideration, loss accrual for service contracts, and other liabilities	159,830	146,679
Total liabilities	1,791,273	2,004,613

Stockholders’ equity:
Common stock, $.01 par value per share; 1,500,000,000 shares authorized; Issued (including shares in treasury): 806,993,410 at June 30, 2024 and 625,305,025 at December 31, 2023	$8,070	$6,254
Additional paid-in capital	8,137,182	7,494,685
Accumulated other comprehensive loss	(1,949)	(6,802)
Accumulated deficit	(5,047,853)	(4,489,744)
Less common stock in treasury: 19,360,457 at June 30, 2024 and 19,169,366 at December 31, 2023	(106,870)	(106,268)
Total stockholders’ equity	2,988,580	2,898,125
Total liabilities and stockholders’ equity	$4,779,853	$4,902,738

 Plug Power Inc. and Subsidiaries

 Condensed Consolidated Statements of Operations

 (In thousands, except share and per share amounts)

 (Unaudited)

	Three months ended		Six months ended
	June 30,		June 30,
	2024	2023	2024	2023
Net revenue:
Sales of equipment, related infrastructure and other	$76,788	$216,286	$145,083	$398,380
Services performed on fuel cell systems and related infrastructure	13,034	8,701	26,057	17,798
Power purchase agreements	19,674	16,130	37,978	24,067
Fuel delivered to customers and related equipment	29,887	17,878	48,173	28,020
Other	3,967	1,187	6,323	2,203
Net revenue	$143,350	$260,182	$263,614	$470,468
Cost of revenue:
Sales of equipment, related infrastructure and other	129,911	187,408	265,036	345,728
Services performed on fuel cell systems and related infrastructure	13,730	23,449	26,687	35,670
Provision for loss contracts related to service	16,484	7,331	32,229	14,220
Power purchase agreements	54,312	53,976	109,540	100,792
Fuel delivered to customers and related equipment	58,317	64,450	116,890	118,951
Other	1,851	1,711	3,562	2,646
Total cost of revenue	$274,605	$338,325	$553,944	$618,007

Gross loss	$(131,255)	$(78,143)	$(290,330)	$(147,539)

Operating expenses:
Research and development	18,940	29,251	44,220	55,786
Selling, general and administrative	85,144	101,154	163,103	205,170
Restructuring	1,629	—	7,640	—
Impairment	3,937	9,986	4,221	11,069
Change in fair value of contingent consideration	3,768	15,308	(5,432)	24,077
Total operating expenses	$113,418	$155,699	$213,752	$296,102

Operating loss	(244,673)	(233,842)	(504,082)	(443,641)

Interest income	7,795	16,391	17,072	34,023
Interest expense	(9,511)	(11,265)	(20,836)	(21,915)
Other expense, net	(9,080)	(5,082)	(16,076)	(9,853)
Realized gain on investments, net	—	264	—	263
Change in fair value of equity securities	—	3,842	—	8,917
Loss on equity method investments	(7,240)	(7,623)	(20,353)	(12,940)
Loss on extinguishment of convertible senior notes	—	—	(14,047)	—

Loss before income taxes	$(262,709)	$(237,315)	$(558,322)	$(445,146)

Income tax benefit	376	917	213	2,187

Net loss	$(262,333)	$(236,398)	$(558,109)	$(442,959)

Net loss per share:
Basic and diluted	$(0.36)	$(0.40)	$(0.81)	$(0.75)

Weighted average number of common stock outstanding	736,848,684	598,053,390	688,900,904	593,653,720

 Plug Power Inc. and Subsidiaries

 Condensed Consolidated Statements of Cash Flows

 (In thousands)

 (Unaudited)

	Six months ended June 30,
	2024	2023
Operating activities
Net loss	$(558,109)	$(442,959)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation of long-lived assets	34,603	21,266
Amortization of intangible assets	9,434	9,755
Lower of cost or net realizable value inventory adjustment and provision for excess and obsolete inventory	53,359	11,760
Stock-based compensation	40,013	83,220
Loss on extinguishment of convertible senior notes	14,047	-
(Recoveries)/provision for losses on accounts receivable	(1,313)	896
Amortization of (premium)/discount of debt issuance costs on convertible senior notes and long-term debt	(718)	1,195
Provision for common stock warrants	10,327	14,302
Deferred income tax (benefit)/expense	(213)	1,512
Impairment	4,221	11,069
Loss on service contracts	7,292	856
Fair value adjustment to contingent consideration	(5,432)	24,077
Net realized loss on investments	-	(263)
Accretion of premium on available-for-sale securities	-	(5,949)
Lease origination costs	(2,467)	(5,567)
Change in fair value for equity securities	-	(8,917)
Loss on equity method investments	20,353	12,940
Changes in operating assets and liabilities that provide/(use) cash:
Accounts receivable	55,261	(88,091)
Inventory	(11,925)	(269,707)
Contract assets	(2,897)	(23,807)
Prepaid expenses and other assets	(20,864)	9,178
Accounts payable, accrued expenses, and other liabilities	(15,818)	(720)
Payments of contingent consideration	(9,164)	(2,895)
Deferred revenue and other contract liabilities	(42,456)	21,838
Net cash used in operating activities	$(422,466)	$(625,011)

Investing activities
Purchases of property, plant and equipment	(193,923)	(319,322)
Purchases of equipment related to power purchase agreements and equipment related to fuel delivered to customers	(11,022)	(19,309)
Proceeds from maturities of available-for-sale securities	-	908,749
Proceeds from sales of equity securities	-	76,263
Cash paid for non-consolidated entities and non-marketable equity securities	(63,713)	(40,894)
Net cash (used in)/provided by investing activities	$(268,658)	$605,487

Financing activities
Payments of contingent consideration	(1,836)	(10,105)
Proceeds from public and private offerings, net of transaction costs	572,120	-
Payments of tax withholding on behalf of employees for net stock settlement of stock-based compensation	(602)	(2,954)
Proceeds from exercise of stock options	67	732
Principal payments on long-term debt	(685)	(5,407)
Proceeds from finance obligations	-	77,589
Principal repayments of finance obligations and finance leases	(42,313)	(34,211)
Net cash provided by financing activities	$526,751	$25,644
Effect of exchange rate changes on cash	14,135	(2,139)
Decrease in cash and cash equivalents	(72,674)	(111,212)
(Decrease)/increase in restricted cash	(77,564)	115,193
Cash, cash equivalents, and restricted cash beginning of period	1,169,144	1,549,344
Cash, cash equivalents, and restricted cash end of period	$1,018,906	$1,553,325